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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                                OCTOBER 31, 2001
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                   Date of Report (Date of earliest reported)

                             CONSUMERS FUNDING LLC
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             (Exact name of registrant as specified in its charter)

          DELAWARE                 333-47938
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       (State or other            (Commission
jurisdiction of incorporation)    File Number)


         212 W. MICHIGAN AVENUE, SUITE M-1029, JACKSON, MICHIGAN      49201
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        (Address of Principal Executive Offices)                   (ZIP Code)

                                 (517) 788-0179
                                 --------------
              (Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

The Registrant files the computational materials attached hereto as Exhibit
99.1.

Item 7. Financial Statements and Exhibits.

     (c) Exhibit 99.1 - computational materials dated October 31, 2001


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Consumers Funding LLC
(Registrant)
October 31, 2001
(Date)
                              /s/   David A. Mikelonis
                                    ------------------
                                    Name: David A. Mikelonis
                                    Title: Manager




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                                 EXHIBIT INDEX



Exhibit 99.1 Computational Materials dated October 31, 2001